IMPORTANT:        PLEASE READ CAREFULLY BEFORE SIGNING:
                           SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.



                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT

                                  June 30, 1999




CorVu Corporation
3400 W. 66th Street
Suite 445
Edina, Minnesota  55435

Ladies and Gentlemen:

         I hereby subscribe for the purchase of One Hundred Twenty Five Thousand Units, each Unit consisting of one share of common stock of CorVu Corporation, a Minnesota corporation (the "Company") and one warrant to purchase one share of common stock of the Company at the price of One Cent ($.01) per share. The price per Unit shall be Two Dollars ($2) for an aggregate purchase price of Two Hundred Fifty Thousand Dollars ($250,000), upon the terms and conditions set forth below. I acknowledge that this subscription is contingent upon acceptance in whole or in part by the Company and herewith submit a check payable to "CorVu Corporation" in full payment for such Units.

         I understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the acquisition of the Shares by me is exempt under Section 4(2) thereof.

         In partial consideration of the issuance of the Shares to me, I hereby represent, warrant and agree as follows:

         1. Knowledge of Reliance. I understand and recognize that the Company, in claiming a Section 4(2) exemption for the issuance of the Shares, is relying upon the statements and representations made by me in this letter.


         2.       Investment Purpose in Acquiring the Shares.

                  a) Generally. I am acquiring the Shares for my account for investment purposes only and not with a view to their resale or distribution. I have no present intention to divide my participation with others or to resell or otherwise dispose of all or any part of the Shares. In making these representations, I understand that in the view of the Securities and Exchange Commission the statutory exemption referred to above would not be available if, notwithstanding my representations, I have in mind merely acquiring the Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

                  b) Compliance With Securities Act. I agree that if I sell or distribute the Shares in the future, I shall do so pursuant to the requirements of the Securities Act and applicable state securities laws. I agree that I will not transfer any part of the Shares without (i) an effective registration under the Securities Act and applicable state securities laws, or (ii) obtaining an opinion of counsel satisfactory in form and substance to counsel for the Company stating that the proposed transaction will not result in a prohibited transaction under the Securities Act and applicable state securities laws.

                  c) Restrictive Legend. I agree that you may place a restrictive legend on the Shares containing substantially the following language:

                           "The Shares represented by this certificate have not been registered under either the Securities Act of 1933, as amended, or applicable state securities laws, and are subject to an investment letter. They may not be sold, offered for sale or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, and the applicable state securities laws, or an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not result in a prohibited transaction under the Securities Act of 1933, as amended, or the applicable state securities laws."

                  d) Stop Transfer Order. I agree that the Company may place a stop transfer order with its registrar and stock transfer agent covering all certificates representing the Shares.

         3. Knowledge of Restrictions Upon Transfer of the Shares. I understand that the Shares are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof, I may have extremely limited opportunities to dispose of the Shares. I understand that Rule 144 of the Securities and Exchange Commission permits the transfer of "restricted securities" of the type here involved only under certain conditions, including a minimum one-year holding period and availability to the public of certain information concerning the Company.

         4. Information About the Company. I acknowledge that I am a director of the Company and that, by reason of my relationship with the Company as well as other actions taken by me, I am fully aware of and advised concerning the present financial condition of the Company, its business affairs and its prospects for future business.

         5. Knowledgeable Investor. I understand that an investment in the Company is speculative and involves a high degree of risk, and that there can be no assurance that I will receive any return of or on my investment. I can bear the economic risk of an investment in the Shares for an indefinite period of time, can afford to sustain a complete loss of such investment, have no need for liquidity in connection with an investment in the Shares, and can afford to hold the Shares indefinitely.

                                           Yours very truly,



                                           Ismail Kurdi
                                           Address:





                                   ACCEPTANCE

         This Subscription Agreement and Letter of Investment Intent is accepted as of June 30, 1999.

                                           CORVU CORPORATION



                                           By:
                                           Its:

                                                                  June 30, 1999

                                     WARRANT

                   To Purchase 125,000 Shares of Common Stock
                                       of
                                CorVu Corporation


         THIS CERTIFIES THAT, for good and valuable consideration, Ismail Kurdi ("Kurdi"), or his registered assigns, is entitled to subscribe for and purchase from CorVu Corporation, a Minnesota corporation (the "Company"), at any time up to and including June 29, 2006, One Hundred Twenty Five Thousand (125,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $.01 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant; provided, however, that any purchases by the Holder must be in 25,000-share blocks. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means Kurdi, any party who acquires all or a part of this Warrant as a registered transferee of Kurdi, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term "Common Stock" means and includes the Company's presently authorized common stock, no par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         This Warrant is subject to the following provisions, terms and conditions:

         1.       Exercise; Transferability.

         (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

         (b) This Warrant is transferable in whole or in part, subject to applicable federal and state securities laws and regulations. This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

         2. Exchange and Replacement. Subject to Sections l and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if Kurdi shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

         3.       Issuance of the Warrant Shares.

         (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

         (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                  (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

                  (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

                  (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

         (b) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

         (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If in the opinion of either of the counsel referred to in this
Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit his activities in respect to such as, in the opinion of both such counsel, are permitted by law.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means:

                  (i) if the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding exercise of the Warrant,

                  (ii) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the exercise of the Warrant, and

                  (iii) if the Company's Common Stock is not traded on an exchange, the Nasdaq National Market, or the Nasdaq SmallCap Market or other over-the-counter market, then the price established by the Company's Board of Directors.


         IN WITNESS WHEREOF, CorVu Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated June 30, 1999.

                                       "Company"

                                       CorVu Corporation



                                       By
                                       Its

To:      CorVu Corporation



                                    NOTICE OF EXERCISE OF WARRANT To Be Executed by the Registered Holder in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                         ------------------------------
                                         (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (______________)             Address:

                                         ------------------------------

                                         ------------------------------


Date:  _________, 19__                   ______________________________
                                                Signature*




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                 ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________________________________________________ the right to purchase the securities of CorVu Corporation to which the within Warrant relates and appoints ____________________, attorney, to transfer said right on the books of CorVu Corporation with full power of substitution in the premises.

Dated:________________                   _____________________________
                                                  (Signature)

                                                  Address:

                                         ------------------------------

                                         ------------------------------